                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 1, 2000

                             RALSTON PURINA COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                  MISSOURI        1-4582          No.43-0470580
--------------------------------------------------------------------------------
             (State  or  Other    (Commission       (IRS Employer
              Jurisdiction  of    File  Number)      Identification
              Incorporation)                         Number)


               CHECKERBOARD  SQUARE,  ST.  LOUIS,  MISSOURI     63164
--------------------------------------------------------------------------------
            (Address  of  Principal  Executive  Offices)      (Zip  Code)

                                 (314) 982-1000
                               -------------------
              (Registrant's telephone number, including area code)


Item  2.  Acquisition  or  Disposition  of  Assets

On April 1, 2000, Ralston Purina Company ("Ralston") distributed all of The issued and outstanding shares of $.01 par value common stock ("Energizer Stock") of its subsidiary, Energizer Holdings, Inc. ("Energi- ("Energizer"), to share-holders of its $.10 par value Ralston Purina Common Stock ("Ralston Stock") on the basis of one share of Energizer Stock for every
Three  shares  of  Ralston  Stock  held  as  of  the  close  of   business   on
March 31, 2000, as more specifically described in the Agreement and Plan of Reorganization dated as of April 1, 2000, between Ralston and Energizer.

On March 30, 2000, Ralston borrowed $478 Million pursuant to a 64-Day Credit Agreement, a 5-Year Revolving Credit Agreement and two Letter Agreements (collectively referred to as the "Credit Agreements") with various lenders and
agents.  On  April  1,  2000,   Ralston  assigned   the   repayment obligation
under these Credit Agreements to Energizer under these Credit Agreements without recourse to Ralston pursuant to two Debt Assignment, Assumption and Release Agreements.

In addition, due to the spin-off, J. Patrick Mulcahy, Chief Executive Officer of Energizer and a member Ralston's Board of Directors resigned from the Ralston Board effective March 17, 2000 in order to focus exclusively on the Energizer business. As a result, Ralston's Board now stands at 12 directors.

Item  5.  Other  Events.

On March 30, 2000, Ralston amended its Shareholder Agreement with Interstate Bakeries Corporation ("IBC") dated July 22, 1995. The amended agreement provides that if Ralston has not sold the IBC Equity (as defined in the Shareholder Agreement) owned by Ralston and its Affiliates prior to August 15, 2000, Ralston will cause the principal amount of each 7% Stock Appreciation Income Linked Securities ("SAILS") to be mandatorily exchanged with shares of IBC's common stock. The amended agreement also provides that Ralston will reduce its ownership in IBC's common stock to no more than 20% by September 30, 2000, 15% by August 1, 2004, and 10% by August 1, 2005.

Item  7.  Financial Statements and Exhibits
         (b)  Pro  Forma Financial Information

The following financial information reflects the Company's Battery Products business as a discontinued operation and reflects pro forma adjustments associated with the distribution of this business to Ralston Purina
Company  shareholders.

The pro forma consolidated statements of earnings for the year ended September 30, 1999 and the quarters ended December 31, 1999 and 1998 present Ralston Purina Company results as if the distribution had occurred as of the beginning of the period presented. These statements of earnings have been prepared by adjusting the historical statements of earnings to reflect the Company's Battery Products business as a discontinued operation and include the effect of estimated costs and expenses as a result of the distribution.

The pro forma consolidated balance sheet at December 31, 1999 presents the consolidated financial position of Ralston Purina Company assuming the distribution had occurred at that date. Such balance sheet has been prepared by adjusting the historical balance sheet for the effect of changes in assets, liabilities and capital associated with the distribution.

Pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the distribution been effected on the dates specified nor are they indicative of future results.

Also presented are consolidated statements of earnings for the years ended September 30, 1998 and 1997 that reflect the Battery Products business as a discontinued operation.



                                                RALSTON PURINA COMPANY
                                     PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                           QUARTER ENDED DECEMBER 31, 1999
                                     (Dollars in millions except per share data)

                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                       OPERATIONS
                                                       ---------------
                                                                          Pro
                                                                         Forma
                                              As       Battery   Sub-    Adjust-   Pro
                                           Reported   Products   total   ments     Forma
                                           --------   --------  -------- --------  --------

Net Sales. . . . . . . . . . . . . . . . .  $1,414.5     $686.2  $728.3  $ -       $728.3
Costs and Expenses
    Cost of products sold. . . . . . . . .     627.5      334.9   292.6    -        292.6
    Selling, general and administrative. .     225.5      110.4   115.1    -        115.1
    Advertising and promotion. . . . . . .     230.3       67.6   162.7    -        162.7
    Interest . . . . . . . . . . . . . . .      48.2        1.6    46.6   (7.0)(a)   39.6
    Unrealized gain on SAILS debt. . . . .     (75.6)       -     (75.6)   -        (75.6)
    Restructuring reversals. . . . . . . .      (5.8)      (5.8)    -      -          -
    Other (income)/expense, net. . . . . .      (6.0)       0.5    (6.5)   -         (6.5)
                                            ---------    ------- ------- ------    -------
                                             1,044.1      509.2   534.9   (7.0)     527.9
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     370.4      177.0   193.4    7.0      200.4
Income Taxes . . . . . . . . . . . . . . .    (135.4)     (69.3)  (66.1)  (4.7)(b)  (70.8)(d)
Equity Earnings, Net of Taxes. . . . . . .       7.8        -       7.8    -          7.8
                                            --------     -------  -----  --------   -------
Earnings from Continuing Operations   . .   $ 242.8 (c)  $107.7  $135.1  $ 2.3     $137.4 (c)
                                            ========     ======  ======= =======   =======

Earnings Per Share from Continuing
Operations
  Basic                                     $  0.83              $ 0.46             $ 0.47
  Diluted                                   $  0.82              $ 0.46             $ 0.47

Average Shares Outstanding Used for
    Earnings Per Share Computation

  Basic                                       292.2               292.2             292.2
  Diluted                                     295.1               295.1             295.1

(a)  To  reflect  reduction  of  interest expense based on Battery Products' net debt  of  approximately  $585  at  an  average  annual  short-term rate of 5.9%.  Assumes proceeds from Battery Products' issuance of debt are used  to  pay-down  Ralston's  short-term  debt.
(b)  To  reflect  the tax effect of the above pro forma adjustment and Ralston's tax  rate  post  spin-off.
(c)  Earnings from continuing operations (As Reported and Pro Forma) includes an
     unrealized  after-tax   gain  related  to  the  Company's  SAILS  debt  of
     $48.4, or $.16 per basic  and  diluted share.  In addition,  As  Reported earnings  includes  an  after-tax  Battery  Products'  restructuring reversal  of $4.5, or $.02 per basic and diluted  share.
(d)  The  effective  tax rate for the quarter, excluding taxes on the unrealized
     SAILS  gain,  is  34.9%.



                                 RALSTON PURINA COMPANY
                      PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                             QUARTER ENDED DECEMBER 31, 1998
                       (Dollars in millions except per share data)


                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                        OPERATIONS
                                                       ---------------
                                                                          Pro
                                                                          Forma
                                               As       Battery   Sub-    Adjust-    Pro
                                            Reported    Products  total   ments      Forma
                                            --------    -------  -------- -------- ---------

Net Sales. . . . . . . . . . . . . . . . .  $1,291.8    $612.7   $679.1   $ -         $679.1
Costs and Expenses
    Cost of products sold. . . . . . . . .     628.4     327.7    300.7     -          300.7
    Selling, general and administrative. .     239.2     120.2    119.0     -          119.0
    Advertising and promotion. . . . . . .     193.9      59.2    134.7     -          134.7
    Interest . . . . . . . . . . . . . . .      49.4       1.7     47.7    (6.2) (a)    41.5
    Unrealized gain on SAILS debt. . . . .     (70.2)      -      (70.2)    -          (70.2)
    Other (income)/expense, net. . . . . .     (11.0)      2.1    (13.1)    -          (13.1)
                                            ---------  -------  -------  ------      -------
                                             1,029.7     510.9    518.8    (6.2)       512.6
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     262.1     101.8    160.3     6.2        166.5
Income Taxes . . . . . . . . . . . . . . .     (94.3)    (40.4)   (53.9)   (3.7) (b)   (57.6)(d)
Equity Earnings, Net of Taxes. . . . . . .       9.0       -        9.0     -            9.0
                                            ---------  -------  -------  ------      -------
Earnings from Continuing Operations. . . .  $  176.8 (c)$ 61.4   $115.4   $ 2.5       $117.9 (c)
                                            =========  =======  =======  ======      =======

Earnings Per Share from Continuing Operations
  Basic                                     $   0.58             $ 0.38               $ 0.39
  Diluted                                   $   0.55             $ 0.36               $ 0.37

Average Shares Outstanding Used for Earnings Per Share Computation
  Basic                                        299.1              299.1                299.1
  Diluted                                      319.4              319.4                319.4

(a) To reflect reduction of interest expense based on Battery Products' net debt of approximately $585 at an average annual short-term rate of 5.7%. Assumes proceeds from Battery Products' issuance of debt are used to pay-down Ralston's short-term debt.
(b) To reflect the tax effect of the above pro forma adjustment and Ralston's tax rate post spin-off.
(c) Earnings from continuing operations (As Reported and Pro Forma) includes an unrealized after-tax gain related to the Company's SAILS debt of $44.9, or $.15 and $.14 per basic and diluted share, respectively.
(d)  The  effective  tax rate for the quarter, excluding taxes on the unrealized
     SAILS  gain,  is  33.5%.


                                     RALSTON PURINA COMPANY
                          PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                                 YEAR ENDED SEPTEMBER 30, 1999
                          (Dollars in millions except per share data)

                                                       ADJUSTMENTS FOR
                                                       DISCONTINUED
                                                        OPERATIONS
                                                       ---------------
                                                                            Pro
                                                                            Forma
                                               As       Battery   Sub-      Adjust-   Pro
                                            Reported    Products  total     ments     Forma
                                           --------    -------  -------- -------- ---------

Net Sales. . . . . . . . . . . . . . . . .  $4,720.5   $2,000.0   $2,720.5  $ -       $2,720.5
Costs and Expenses
    Cost of products sold. . . . . . . . .   2,269.8    1,111.1    1,158.7    -        1,158.7
    Selling, general and administrative. .     947.3      463.4      483.9    -          483.9
    Advertising and promotion. . . . . . .     740.8      164.9      575.9    -          575.9
    Interest . . . . . . . . . . . . . . .     183.4        3.8      179.6  (24.9) (a)   154.7
    Provisions/(reversals) for restructuring    95.2       98.4       (3.2)   -           (3.2)
    Unrealized gain on SAILS debt. . . . .    (123.5)       -       (123.5)   -         (123.5)
    Gain on sale and conversion of stock .     (86.0)       -        (86.0)   -          (86.0)
    Other (income)/expense, net. . . . . .     (22.3)       8.6      (30.9)   -          (30.9)
                                            ---------  ---------  --------- -------   ---------
                                             4,004.7    1,850.2    2,154.5  (24.9)     2,129.6
Earnings from Continuing Operations before
  Income Taxes and Equity Earnings . . . .     715.8      149.8      566.0   24.9        590.9
Income Taxes . . . . . . . . . . . . . . .    (246.6)     (64.6)    (182.0) (10.1)(b)   (192.1)(d)
Equity Earnings, Net of Taxes. . . . . . .      35.9        -         35.9    -           35.9
                                            ---------  ---------  --------- -------   ---------
Earnings from Continuing Operations. . . .  $  505.1(c) $  85.2   $  419.9  $ 14.8    $  434.7 (c)
                                            =========  =========  ========= =======   =========

Earnings Per Share from Continuing Operations
  Basic                                     $   1.63              $   1.35            $   1.40
  Diluted                                   $   1.60              $   1.33            $   1.38

Average Shares Outstanding Used for Earnings Per Share Computation
  Basic                                        307.8                 307.8               307.8
  Diluted                                      314.9                 314.9               314.9


(a)  To  reflect  reduction  of  interest expense based on Battery Products' net debt  of  approximately  $585  at  an  average  annual  short-term rate of 5.3%.  Assumes proceeds from Battery Products' issuance of debt are used  to  pay-down  Ralston's  short-term  debt.
(b)  To  reflect  the tax effect of the above pro forma adjustment and Ralston's tax  rate  post  spin-off.
(c)  Earnings  from  continuing  operations (As Reported and Pro Forma) includes several  unusual  items:  an  after-tax  restructuring reversal  of  $3.2,
     or  $.01per  basic   and   diluted  share;  an  unrealized  after-tax  gain
     related  to  the  Company's  SAILS  debt  of  $79.0,  or  $.26 and $.25 per basic and diluted share,  respectively; an  after-tax  gain  on  the  sale
     and  conversion  of  the   Company's   investments  in   common  stock  of
     $55.0,  or  $.18 and $.17 per basic and diluted  share;  and  capital  loss
     tax  benefits  of  $10.0,   or $.03  per  basic  and   diluted  share.  In
     addition,  As Reported earnings includes  after-tax  restructuring  charges
     for  Battery  Products of  $64.6,  or   $.21   and  $.20   per  basic  and
     diluted  share.
(d)  The  effective  tax  rate  for the year, excluding unusual items, is 33.5%.


                                    RALSTON PURINA COMPANY
                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                       DECEMBER 31, 1999
                                     (Dollars in millions)

                                                    ADJUSTMENTS FOR
                                                    DISCONTINUED
                                                    OPERATIONS
                                                    ---------------
                                                                          Pro
                                                                          Forma
                                          As        Battery   Sub-        Adjust-     Pro
                                        Reported    Products  total       ments       Forma
                                        --------    -------  -------- --------       ---------

   ASSETS
  Current Assets
  Cash and cash equivalents. . . . . .  $  110.4  $    19.9   $   90.5       -       $   90.5
  Receivables, less allowance
       for doubtful accounts . . . . .     870.2      644.9      225.3       -          225.3
  Inventories. . . . . . . . . . . . .     471.9      345.6      126.3       -          126.3
  Other current assets . . . . . . . .      66.9       68.7       (1.8)      -           (1.8)
                                        --------  ----------  ---------  --------     --------
      Total Current Assets . . . . . .   1,519.4    1,079.1      440.3       -          440.3
Investments and Other Assets . . . . .   2,922.2      412.3    2,509.9       -        2,509.9
Investment in Discontinued Operations.       -     (1,322.7)   1,322.7    (1,322.7)(a)      -
Property at Cost . . . . . . . . . . .   2,202.7    1,016.9    1,185.8       -        1,185.8
  Accumulated depreciation . . . . . .   1,133.4      547.7      585.7       -          585.7
                                        --------  ----------  ---------   -------    ---------
    Net Property . . . . . . . . . . .   1,069.3      469.2      600.1       -          600.1
                                        --------  ----------  ---------   -------    ---------
      Total. . . . . . . . . . . . . .  $5,510.9  $   637.9   $4,873.0   $(1,322.7)  $3,550.3
                                        ========  ==========  =========  ==========  =========

LIABILITIES AND SHAREHOLDERS EQUITY
Current Liabilities
  Current maturities of long-term debt  $  295.7  $     0.3   $  295.4       -        $ 295.4
  Notes payable. . . . . . . . . . . .     809.6      130.9      678.7      (474.1)(b)  204.6
  Accounts payable . . . . . . . . . .     265.3      121.3      144.0       -          144.0
  Other current liabilities. . . . . .     566.0      242.7      323.3       -          323.3
                                        --------  ----------  ---------   ---------   ---------
      Total Current Liabilities. . . .   1,936.6      495.2    1,441.4      (474.1)     967.3
Long-term Debt . . . . . . . . . . . .   1,251.2        1.4    1,249.8       -        1,249.8
Deferred Income Taxes. . . . . . . . .     461.0        7.3      453.7       -          453.7
Other Liabilities. . . . . . . . . . .     551.9      134.0      417.9       -          417.9
Shareholders Equity. . . . . . . . . .   1,310.2        -      1,310.2      (848.6)     461.6
                                        --------   --------   ---------  ----------   ---------
      Total. . . . . . . . . . . . . .  $5,510.9  $   637.9   $4,873.0   $(1,322.7)  $3,550.3
                                        ========  ==========  =========  ==========   =========

(a)  To  eliminate  the  Company's  investment  in  the  Battery  Products  segment.

(b)  To  reflect  assumption  of  debt  by  Energizer.


                                  RALSTON PURINA COMPANY
          CONSOLIDATED STATEMENT OF EARNINGS REFLECTING DISCONTINUED OPERATIONS
                            YEAR ENDED SEPTEMBER 30, 1998
                     (Dollars in millions except per share data)




                                    As                Battery         Continuing
                                    Reported          Products        Operations
                                    --------          --------        ----------

Net Sales                           $  4,653.3        $ 2,071.2       $  2,582.1
Costs and Expenses
      Cost of products sold            2,295.1          1,122.3          1,172.8
      Selling, general and
      administrative                     946.6            457.3            489.3
      Advertising and promotion          696.2            184.4            511.8
      Interest                           190.1              8.5            181.6
      Provisions for restructuring        96.4             92.3              4.1
      Gain on sale of IBC stock          (20.1)              -             (20.1)
      Other (income)/expense, net        (20.4)             7.3            (27.7)
                                    -----------         ---------     -----------
                                       4,183.9          1,872.1          2,311.8
Earnings  from  Continuing
  Operations before Income Taxes
  And Equity Earnings                    469.4            199.1            270.3
Income Taxes                            (117.5)           (78.8)           (38.7)
Equity Earnings, Net of Taxes             38.7              -               38.7
                                   -----------          --------      ----------
Earnings from Continuing Operations $    390.6 (a)    $   120.3       $    270.3  (a)
                                    ===========       ===========     ===========

Earnings  Per  Share  from  Continuing  Operations
  Basic                             $     1.24                        $     0.85
  Diluted                           $     1.19                        $     0.82

Average  Shares  Outstanding  Used  for  Earnings  Per  Share  Computation
  Basic                                  304.9                             304.9
  Diluted                                326.8                             326.8

(a)  Earnings  from  continuing  operations (As Reported and as adjusted for  the  discontinued
     Battery Products  business)  includes  several  unusual  items:  an  after-tax restructuring  charge  of  $3.8,  or $.01  per  basic  and  diluted share; an after-tax gain on the sale of Interstate  Bakeries  Corporation (IBC)  common stock of $13.0, or $.04 per basic and diluted share; and capital  loss  tax  benefits of $44.8, or $.15 and $.14 per basic and diluted share, respectively.  In addition,  As  Reported earnings includes after-tax restructuring charges for Battery Products of  $57.5,  or  $.19  and  $.18 per  basic  and diluted share.


                                  RALSTON PURINA COMPANY
          CONSOLIDATED STATEMENT OF EARNINGS REFLECTING DISCONTINUED OPERATIONS
                            YEAR ENDED SEPTEMBER 30, 1997
                     (Dollars in millions except per share data)

                                 As                   Battery          Continuing
                                 Reported             Products         Operations
                                 --------             --------         -----------
Net Sales                       $  4,486.8            $  2,177.9       $   2,308.9
Costs  and  Expenses
   Cost of products sold           2,276.4               1,218.0           1,058.4
   Selling, general and
     and administrative925.8         925.8                 463.0             462.8
   Advertising and promotion         646.2                 185.9             460.3
   Interest                          173.0                  15.0             158.0
   Provisions for restructuring      111.4                  95.9              15.5
   Gain on sale of IBC stock         (23.2)                  -               (23.2)
   Other (income)/expense, net        (7.7)                  2.5             (10.2)
                                 ----------            ---------        -----------
                                   4,101.9               1,980.3           2,121.6
Earnings  from  Continuing
  Operations  before Income
  Taxes and Equity Earnings          384.9                 197.6             187.3
Income Tax (Provision)/Benefit       (70.0)               (101.4)             31.4
Equity Earnings, Net of Taxes         34.0                  -                 34.0
                                 ----------              --------          ---------
Earnings from Continuing
Operations                     $     348.9 (a)        $     96.2       $     252.7
                               ============           ==========       =============

Earnings  Per  Share  from  Continuing  Operations
   Basic                       $      1.10                             $      0.78
   Diluted                     $      1.05                             $      0.75

Average  Shares  Outstanding  Used  for  Earnings  Per  Share  Computation
         Basic                       306.2                                   306.2
         Diluted                     330.7                                   330.7

(a)   Earnings  from  continuing  operations (As Reported and as adjusted for  the discontinued  Battery Products  business)  includes  several  unusual  items:
      an after-tax restructuring  charge  of  $15.5,  or $.05 per basic and diluted share; an after-tax gain on the sale of IBC common  stock  of  $15.1, or  $.05 per  basic  and  diluted share; capital loss tax benefits of $61.7,  or  $.20  and
      $.19  per  basic and  diluted  share,  respectively;  and foreign tax credit refunds of $34.7,  or  $.11  and  $.10  per  basic and  diluted  share.  In  addition,  As
      Reported  earnings  includes after-tax  restructuring  charges  for Battery  Products of  $82.5,  or  $.27 and $.25 per basic and diluted share.


(c)     Exhibits.

2.1 Agreement and Plan of Reorganization dated as of April 1, 2000, between Ralston Purina Company and Energizer Holdings, Inc.
10.1     364-Day  Credit  Agreement  dated  March  30,  2000
10.2     5-Year  Revolving  Credit  Agreement  dated  March  30,  2000
10.3     Bank  One  Letter  Agreement  dated  March  30,  2000
10.4     Bank  of  America  Letter  Agreement  dated  March  30,  2000
10.5 Debt Assignment, Assumption and Release Agreement with Bank One dated April 1, 2000
10.6 Debt Assignment, Assumption and Release Agreement with Bank of America dated April 1, 2000
10.7 Amendment to Shareholder Agreement between Ralston Purina Company and Interstate Bakeries Corporation dated March 30, 2000
10.8 Letter Agreement between Ralston Purina Company and Interstate Bakeries Corporation dated July 3, 1997

*Registrant agrees to furnish a copy of any omitted schedules with respect to the above agreements upon request by the Commission.



                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


RALSTON  PURINA  COMPANY
-----------------------------------
Registrant



By: /s/ James R. Elsesser
James  R.  Elsesser
Vice  President,  Chief  Financial  Officer  and
Treasurer


Dated:  April  14,  2000

EXHIBIT INDEX
--------------

Exhibits
--------
  EX-2 Agreement and Plan of Reorganization dated as of April 1, 2000, between Ralston Purina Company and Energizer Holdings, Inc.
  EX-10  Material Contracts

         10.1     364-Day  Credit  Agreement  dated  March  30,  2000
         10.2     5-Year  Revolving  Credit  Agreement  dated  March  30,  2000
         10.3     Bank  One  Letter  Agreement  dated  March  30,  2000
         10.4     Bank  of  America  Letter  Agreement  dated  March  30,  2000
         10.5 Debt Assignment, Assumption and Release Agreement with Bank One dated April 1, 2000
         10.6 Debt Assignment, Assumption and Release Agreement with Bank of America dated April 1, 2000
         10.7 Amendment to Shareholder Agreement between Ralston Purina Company and Interstate Bakeries Corporation dated March 30, 2000
         10.8 Letter Agreement between Ralston Purina Company and Interstate Bakeries Corporation dated July 3, 1997